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                                                                    EXHIBIT 24-A


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Yash A. Rana as his or her attorney in fact and agent, with full power of substitution, for him or her in any and all capacities, to do the following in connection with any and all debt or equity offerings authorized by the Qwest Communications International Inc. Board of Directors (the "Board") on or prior to the date hereof or, to the extent such authorization includes authority to include this power of attorney, hereafter, as fully to all intents and purposes as he or she might or could do in person: (i) execute and deliver any and all agreements, certificates, instruments, registration statements or other documents; (ii) file any registration statement executed pursuant to item (i) above, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any similar state securities commissions; and (iii) sign any and all amendments to and to make such representations and warranties and agree to such covenants and conditions in, or in connection with, any agreement, certificate, instrument, registration statement or other document executed pursuant to items (i) and (ii) above, as the attorney-in-fact in his sole discretion deems appropriate.

         This power of attorney has been duly executed below by the following persons in the capacities indicated and on October 26, 2001.


QWEST COMMUNICATIONS
INTERNATIONAL INC.


         /s/ PHILIP F. ANSCHUTZ
---------------------------------------
           Philip F. Anschutz                Director, Chairman of the Board

         /s/ JOSEPH P. NACCHIO
---------------------------------------
            Joseph P. Nacchio                Director, Chairman and Chief Executive Officer


         /s/ ROBIN R. SZELIGA
---------------------------------------
            Robin R. Szeliga                 Executive Vice President and Chief Financial Officer


          /s/ LINDA G. ALVARADO
---------------------------------------
            Linda G. Alvarado                Director


          /s/ CRAIG R. BARRETT
---------------------------------------
            Craig R. Barrett                 Director


            /s/ HANK BROWN
---------------------------------------
               Hank Brown                    Director


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
         /s/ THOMAS J. DONOHUE
---------------------------------------
            Thomas J. Donohue                Director


          /s/ JORDAN L. HAINES
---------------------------------------
            Jordan L. Haines                 Director


          /s/ CANNON Y. HARVEY
---------------------------------------
            Cannon Y. Harvey                 Director


          /s/ PETER S. HELLMAN
---------------------------------------
            Peter S. Hellman                 Director



            /s/ VINOD KHOSLA
---------------------------------------      Director
              Vinod Khosla


          /s/ MARILYN C. NELSON
---------------------------------------
            Marilyn C. Nelson                Director


            /s/ FRANK POPOFF
---------------------------------------
              Frank Popoff                   Director


           /s/ CRAIG D. SLATER
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             Craig D. Slater                 Director


         /s/ W. THOMAS STEPHENS
---------------------------------------
           W. Thomas Stephens                Director